SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant
Filed by a party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to § 240.14a-12

L Q Corporation, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
      No fee required.
      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.
          (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

      Fee paid previously with preliminary materials.

      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

L Q CORPORATION, INC.
888 Seventh Avenue, 17th Floor
New York, NY 10019

November 15, 2005

Dear Stockholder:

     On behalf of the Board of Directors, I cordially invite you to attend the 2005 Annual Meeting of Stockholders of L Q Corporation, Inc. which will be held on December 6, 2005 at 9:00 a.m., local time, at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036.

     The matters to be acted upon at the meeting are described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

     Your vote is important. After reading the Proxy Statement, please mark, date, sign and return the enclosed proxy card in the prepaid envelope to ensure that your shares will be represented at the meeting. If you have any questions or need assistance in voting your shares, please call our proxy solicitor:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor,
New York, New York 10005
Call collect: 212-269-5550

     We have enclosed a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

     We look forward to seeing you at the meeting.

                              Sincerely yours,

                              /s/ James A. Mitarotonda
                              James A. Mitarotonda
                              Chairman of the Board

L Q CORPORATION, INC.
888 Seventh Avenue, 17th Floor
New York, NY 10019

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 6, 2005

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TO THE STOCKHOLDERS OF L Q CORPORATION, INC.:

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the “Annual Meeting”) of L Q Corporation, Inc., a Delaware corporation (the “Company”), will be held on December 6, 2005 at 9:00 a.m., local time, at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, for the following purposes:

1.	To elect five (5) directors to serve on the Board of Directors;
2.	To ratify the selection of Rothstein, Kass & Company, P.C. as the Company’s independent accountants for the fiscal year ending December 31, 2005; and
3.	To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

     All of the foregoing is more fully set forth in the Proxy Statement accompanying this Notice.

     The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 is being mailed to stockholders along with the attached Proxy Statement.

     The Board of Directors has fixed the close of business on October 28, 2005 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment of the Annual Meeting. All holders of record of shares of the Company’s common stock as of the record date will be entitled to attend and vote at the Annual Meeting.

     A complete list of stockholders entitled to vote will be available for examination by any stockholder of the Company for any purpose germane to the Annual Meeting during normal business hours at the offices of the Company at 888 Seventh Avenue, 17th Floor, New York, New York 10019 for the 10-day period prior to the Annual Meeting.

     Stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, please mark, date, sign and return the enclosed proxy card to ensure that your shares are represented at the Annual Meeting. Stockholders who attend the Annual Meeting may vote their shares personally, even though they have sent in a proxy.

November 15, 2005
New York, New York

By Order of the Board of Directors

/s/ Melvyn Brunt
Melvyn Brunt Secretary

IMPORTANT: Please mark, date, sign and return the enclosed proxy card as soon as possible. The proxy is revocable and it will not be used if you (i) give written notice of revocation to the Secretary of the Company, 888 Seventh Avenue, 17th Floor, New York, New York 10019, prior to the vote to be taken at the Annual Meeting, (ii) submit a later-dated proxy or (iii) attend and vote at the Annual Meeting.

L Q CORPORATION, INC.
888 Seventh Avenue, 17th Floor
New York, New York 10019

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PROXY STATEMENT

FOR 2005 ANNUAL MEETING OF STOCKHOLDERS

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INFORMATION CONCERNING SOLICITATION AND VOTING

     The proxy accompanying this Proxy Statement is solicited by the Board of Directors of L Q Corporation, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders to be held on December 6, 2005 at 9:00 a.m., local time, at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, and at any adjournment or adjournments thereof (the “Annual Meeting”).

     These proxy solicitation materials were first mailed on or about November 16, 2005 to all stockholders entitled to vote at the Annual Meeting.

     WE HAVE INCLUDED A COPY OF OUR ANNUAL REPORT ON FORM 10-K TOGETHER WITH THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES REQUIRED TO BE PROVIDED WITH THE ANNUAL REPORT IN THE MAILING OF THIS PROXY STATEMENT. ADDITIONAL COPIES ARE AVAILABLE UPON THE REQUEST OF A STOCKHOLDER MADE IN WRITING TO L Q CORPORATION, INC., 888 SEVENTH AVENUE, 17TH FLOOR, NEW YORK, NEW YORK 10019 ATTN: SECRETARY, OR BY TELEPHONE TO (212) 974-5730.

PURPOSE OF THE MEETING

     The specific proposals to be considered and acted upon by our stockholders at the Annual Meeting are summarized below.

     Proposal 1–Election of Directors. Our stockholders will vote to elect five (5) directors. The term of office for the nominees would expire at the annual meeting of stockholders in 2006. The Board has nominated Steven Berns, William J. Fox, Stephen Liguori, Michael A. McManus, Jr. and James A. Mitarotonda to continue serving as directors.

     Proposal 2–Ratification of Appointment of Independent Accountants. Our stockholders will vote on whether to ratify the Audit Committee’s selection of Rothstein, Kass & Company, P.C. (“Rothstein Kass”) to serve as our independent public accountants for the fiscal year ending December 31, 2005. Although stockholder ratification is not required by our Bylaws or any other applicable legal requirement, the Board is submitting the selection of Rothstein Kass to the stockholders for ratification as a matter of good corporate governance.

     Other Matters. Our stockholders may transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

VOTING AND SOLICITATION OF PROXIES

     Number of Shares Outstanding; Record Date. Only holders of record of the Company’s common stock, par value $0.001 per share (“Common Stock”), at the close of business on October 28, 2005 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, 3,214,408 shares of Common Stock were issued and outstanding. Except as described below, stockholders present in person or by proxy at the Annual Meeting will be entitled to one vote on each proposal for each share of Common Stock held by such stockholder on that date. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

     Quorum Requirement for the Annual Meeting. Our Bylaws provide that the holders of record of a majority of the shares of Common Stock issued and outstanding on the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum at the Annual Meeting.

     Voting Rights in the Election of Directors. Members of our Board will be elected by a plurality of the affirmative votes cast by those shares present in person or represented by proxy and entitled to vote at the Annual Meeting. Accordingly, the five nominees receiving the highest number of affirmative votes will be elected. A stockholder may, with respect to the election of directors, (i) vote for the election of all of the nominees, (ii) withhold authority to vote for any one or more of the nominees or (iii) withhold authority to vote for all of the nominees by so indicating in the appropriate spaces on the enclosed proxy card. Since the nominees will be elected by a plurality vote, neither broker non-votes nor shares abstaining from the vote on the proposal to elect the slate of nominees will have an effect on the outcome of the vote on Proposal 1. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH NOMINEE IDENTIFIED IN PROPOSAL 1.

     Voting Rights with Respect to the Ratification of the Appointment of Independent Accountants. Stockholder ratification of the selection of Rothstein Kass as our independent public accountants is not required by our Bylaws or other applicable legal requirement. However, the Board is submitting the selection of Rothstein Kass to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, the audit committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in our and our stockholders’ best interests. The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting will be required to ratify the selection of Rothstein Kass as our independent public accountants for the fiscal year ending December 31, 2005. Accordingly, broker non-votes and abstentions on Proposal 2 will have the same effect as a vote against ratifying the appointment of the independent accountants. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ROTHSTEIN, KASS & COMPANY, P.C. AS OUR INDEPENDENT ACCOUNTANTS IN PROPOSAL 2.

     Proxies. Whether or not you are able to attend the Annual Meeting, you are urged to complete and return the enclosed proxy card, which is solicited by the Board, and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, properly executed and delivered proxies will be voted FOR each nominee identified in Proposal 1 and FOR Proposal 2. As to other matters that may properly come before the Annual Meeting, properly executed and delivered proxies with no specified directions will be voted in our proxies’ discretion. You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to our principal executive offices, attention: Secretary, before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received and not so revoked prior to the Annual Meeting will be voted.

     Special Procedures for Shares Held of Record by Brokers. If your shares are held in the name of a broker, then only your broker can execute a proxy and vote your shares and only after receiving your specific instructions. Remember that your shares cannot be voted unless you return a signed and executed proxy card to your broker. However, please be advised that broker non-votes with respect to any matter to be voted on at the Annual Meeting will not be voted but will be counted as present to determine whether there is a quorum for voting purposes on such matters at the Annual Meeting. Broker non-votes occur when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular proposal and has not received instructions from the beneficial owner. PLEASE SIGN, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED BY YOUR BROKER.

     Solicitation. Proxies may be solicited by mail, advertisement, telephone, via the Internet or in person. Solicitations may be made by directors, officers, investor relations personnel and other employees of the Company, none of whom will receive additional compensation for such solicitations. Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward the Company’s solicitation material to their customers for whom they hold shares. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding proxy materials to the beneficial owners of the Common Stock and obtaining voting instructions from beneficial owners of the Common Stock. The Company has retained D.F. King & Co., Inc. (“D.F. King”) to assist in the solicitation of proxies and for related services. The Company will pay D.F. King a fee of $5,000 and has agreed to reimburse it for its reasonable out-of-pocket expenses. In addition, the Company has also agreed to indemnify D.F. King against certain liabilities and expenses. D.F. King will provide services to the Company including data compilation, mailing proxy materials, answering stockholder questions, telephoning stockholders and contacting brokers.

     The entire expense of printing, preparing, assembling and mailing proxy materials and the cost of soliciting proxies will be borne by the Company.

IMPORTANT: Whether or not you intend to attend the Annual Meeting, please mark, date and sign the enclosed proxy card and return it at your earliest convenience in the enclosed postage-prepaid return envelope so that your shares of Common Stock will be voted. This will not limit your right to attend or vote at the Annual Meeting.

Proposal One
Election of Directors

     Our Board is currently comprised of five (5) members currently consisting of Steven Berns, William J. Fox, Stephen Liguori, Michael A. McManus, Jr. and James A. Mitarotonda. Each director elected at the Annual Meeting will serve for a term of one year expiring at the next annual meeting of stockholders and until their respective successors shall have been elected and qualified, subject, however, to their earlier death, resignation, retirement, disqualification or removal from office. Unless authority to vote for directors is withheld, the Company intends that the shares represented by the enclosed proxy will be voted for the election of the nominees listed below. In the event the nominees become unable or unwilling to accept nomination or election, the shares represented by the enclosed proxy will be voted for the election of such persons as the Board of Directors may select. The Board of Directors has no reason to believe that the nominees will be unable or unwilling to serve.

     The Board of Directors unanimously recommends a vote FOR the nominees for director listed below.

     Directors are elected by a plurality vote of the aggregate voting power of the shares of outstanding Common Stock, present in person or represented by proxy, voting together as a single class.

     Set forth below is certain information regarding the Company’s directors, including information furnished by them as to their principal occupations and business experience for the past five years, certain directorships held by each, their respective ages as of October 22, 2005 and the year in which each became a director of the Company. Each director has served continuously with the Company since his first election as indicated below.

Directors

     Set forth below is certain information regarding the directors of the Company.

Name	Age	Title	Director Since

William J. Fox	49	President, Chief Executive Officer and Director	2003
Steven Berns	41	Director	2004
Stephen Liguori	49	Director	2004
Michael A. McManus, Jr.	62	Director	2003
James A. Mitarotonda	51	Chairman and Director	2002

     Mr. Fox has served as one of our directors since April 2003 and has served as our President and Chief Executive Officer since October 7, 2004. Mr. Fox was Chairman, President and Chief Executive Officer of AKI Inc. and President and CEO of AKI Holdings, Inc. (collectively, “AKI”), an international specialty marketing services business, from February 1999 until October 2004. From September 1991 until January 1999, Mr. Fox was an executive of Revlon Inc. (NYSE:REV) and of Revlon Consumer Products Corporation (“RCPC”), holding various positions, including Senior Executive Vice President of Revlon, Inc., President of Strategic and Corporate Development, Revlon Worldwide, Chief Executive Officer of Revlon Technologies, and, until December 1997, was Chief Financial Officer of Revlon, Inc. Mr. Fox was concurrently a Senior Vice President of MacAndrews & Forbes Holdings Inc. (“MacAndrews”). Mr. Fox was a director of Revlon Inc. and RCPC from 1994 until April 1999. At various times, beginning in April 1983, Mr. Fox was also an executive officer of several affiliates of MacAndrews and Revlon, including Technicolor Inc., The Coleman Company, New World Entertainment and Revlon Group Incorporated. Mr. Fox served as a director and non-executive Co-Chairman of Loehmann’s Holdings Inc. from October 2000 until October 2004. Mr. Fox has served as the President, Chief Executive Officer and a director of Dynabazaar, Inc. (OTCBB:FAIM) since December 2004. In addition, he is the Vice Chairman of Barington Capital Group, L.P. and certain of its affiliates and has served as a director of Nephros, Inc. (AMEX:NEP) since September 2004.

     Mr. Berns has served as one of our directors since October 7, 2004. He has been the Vice Chairman and Executive Vice President of MDC Partners, Inc. (NASDAQ:MDCA) since September 2004. Prior to that, Mr. Berns was the Senior Vice President and Treasurer of The Interpublic Group of Companies, Inc. (NYSE:IPG), a major organization of advertising agencies and marketing services companies, from August 1999 until September 2004. Before that, Mr. Berns held a variety of positions in finance at Revlon, Inc. (NYSE:REV) from April 1992 until August 1999, becoming Vice President and Treasurer in 1996. Prior to joining Revlon, Mr. Berns worked at Paramount Communications Inc. and at a predecessor public accounting firm of Deloitte & Touche. Mr. Berns is a Certified Public Accountant and has served as a director for Liveperson, Inc. (NASDAQ:LPSN) since April 2002.

     Mr. Liguori has served as one of our directors since October 7, 2004. Mr. Liguori has been the Chief Marketing Officer of GE Consumer Finance – Americas since April 2005, where he oversees marketing for the business unit of General Electric Company that offers consumer finance products in North and South America. From January 2001 until January 2005, Mr. Liguori was a Managing Director and the Chief Retail Marketing Officer of Morgan Stanley's Individual Investor Group, a group that provides investment products and services for individuals. From June 2000 to October 2000, Mr. Liguori was the head of Citibanking North America's E-Consumer Division and from June 1998 to June 2000, was a Business Manager at Citibanking, N.A. Before joining Citibank, Mr. Liguori worked in general management and strategic marketing with the Kraft/Phillip Morris organization (NYSE:KFT) and Pepsico (NYSE:PEP).

     Mr. McManus has served as one of our directors since April 2003. Mr. McManus has also been President and CEO of Misonix, Inc. (NASDAQ:MSON), a medical device company since November 1998. He was President and Chief Executive Officer of New York Bancorp Inc. (“NYBI”) from 1991 to 1998, a director of NYBI from 1990 to 1998 and a director and Vice Chairman of Home Federal Savings Bank, NYBI’s subsidiary, from 1991 to 1998. He is also a director of the United States Olympic Committee, Document Imaging Systems Corp., American Home Mortgage Holdings, Inc. and Novavax, Inc. (NASDAQ:NVAX) He has served in numerous government capacities, including Assistant to the President of the United States from 1982 to 1985 and as Special Assistant to the Secretary of Commerce during the Ford Administration. Mr. McManus also serves on the Advisory Board of Barington Companies Equity Partners, L.P.

     Mr. Mitarotonda has served as one of our directors since September 2002. He has served as our Co-Chief Executive Officer and Co-Chairman from April 2003 until May 2004, and has served as our sole Chief Executive Officer and Chairman since May 2004 before stepping down as Chief Executive Officer on October 7, 2004. Mr. Mitarotonda is Chairman of the Board, President and Chief Executive Officer of Barington Capital Group, L.P., an investment firm that he co-founded in November 1991. Mr. Mitarotonda is also the Managing Director of Barington Companies Offshore Fund, Ltd. and President and Chief Executive Officer of Barington Companies Investors, LLC, the general partner of Barington Companies Equity Partners, L.P., a small capitalization value fund which seeks to be actively involved with its portfolio companies in order to enhance shareholder value. Mr. Mitarotonda is also Chief Executive Officer and a director of Dynabazaar, Inc. (OTCBB:FAIM) and a director of A. Schulman, Inc. (NASDAQ:SHLM). Mr. Mitarotonda also served as the President, Chief Executive Officer and a director of MM Companies, Inc. (now known as George Foreman Enterprises Inc.) (OTCBB: GFME) from January 2001 until May 2004. In May 1988, Mr. Mitarotonda co-founded Commonwealth Associates, an investment banking, brokerage and securities trading firm. Mr. Mitarotonda served as Chairman of the Board and Co-Chief Executive Officer of JMJ Management Company Inc., the general partner of Commonwealth Associates. From December 1984 to May 1988, Mr. Mitarotonda was employed as Senior Vice President/Investments by D.H. Blair & Co., an investment bank, brokerage and securities trading firm focused on micro-capitalization companies. From July 1981 to November 1984, Mr. Mitarotonda was employed by Citibank, N.A. with management responsibility for two of Citibank’s business banking branches and became Regional Director of Citibank’s Home Equity Financing and Credit Services. Mr. Mitarotonda is a member of the board of directors of Friends of Green Chimneys, a charitable organization.

     There are no family relationships among any of our directors or executive officers.

Other Information

Executive Officers

     From April 15, 2003 until May 29, 2004, James A. Mitarotonda and Seymour Holtzman served as Co-Chief Executive Officer. On May 29, 2004, Mr. Holtzman resigned as Co-Chief Executive Officer. On October 7, 2004, Mr. Mitarotonda resigned as Chief Executive Officer. From that date, William J. Fox has served as our President and Chief Executive Officer.

     The following information is furnished with respect to our executive officers as of October 7, 2005:

Name	Age	Position
William J. Fox	49	President and Chief Executive Officer
Melvyn Brunt	62	Chief Financial Officer and Secretary

     Mr. Fox’s biographical information is detailed under “PROPOSAL ONE–ELECTION OF DIRECTORS” above.

     Mr. Brunt has served as our Chief Financial Officer and Secretary since April 2003. He has also served as Chief Financial Officer to Barington Capital Group, L.P. since January 2002 and as Chief Financial Officer and Secretary to Dynabazaar, Inc. (OTCBB:FAIM) since January 2004. In addition, from January 2002 to May 2004, he served as Chief Financial Officer and Secretary to MM Companies, Inc. (OTCBB:MMCO). From 1985 to 2001, Mr. Brunt was a Director and Chief Financial Officer of Davies Turner & Co., an international freight forwarding company. From 1996 to 2001, Mr. Brunt was President of Air Mar, Inc., located in Puerto Rico, and a Director of TCX International Inc., located in Miami. Both of those companies provided logistics support services to a wide variety of importing and exporting companies.

Security Ownership of Certain Beneficial Owners and Management

     The following table presents information with respect to beneficial ownership of the Common Stock as of November 11, 2005 by:

•	each person known to us who beneficially owns more than 5% of the Common Stock;

•	by individuals serving as our Chief Executive Officer in 2004 and our Chief Financial Officer and Secretary (“Named Executive Officers”);

•	each of our directors and the nominee for director; and

•	all executive officers and directors as a group.

Except as otherwise noted, the address of each person/entity listed in the table is c/o L Q Corporation, Inc., 888 Seventh Avenue, 17th Floor, New York, NY 10019. The table includes all shares of Common Stock issuable within 60 days of November 11, 2005 upon the exercise of options and other rights beneficially owned by the indicated stockholders on that date. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to all shares of Common Stock. To our knowledge, except under applicable community property laws or as otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all shares of Common Stock beneficially owned. The applicable percentage of ownership for each stockholder is based on 3,214,408 shares of Common Stock outstanding as of November 11, 2005, together with applicable options for that stockholder. Shares of Common Stock issuable upon exercise of options and other rights beneficially owned are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options and other rights, but are not deemed outstanding for computing the percentage ownership of any other person. Numbers of shares in the following table and footnotes thereto have been adjusted to account for the Company’s reverse-forward stock split which took effect on June 7, 2004.

	Shares Beneficially Owned

Name of Beneficial Owner	Number	Percent

Lloyd I. Miller III(1) 4550 Gordon Drive Naples, Florida 34102	408,446	12.71%
Phillip Goldstein(2) 60 Heritage Drive Pleasantville, NY 10570	377,791	11.75%
PNC Financial Services Group, Inc. and related entities(3) One PNC Plaza 249 Fifth Ave. Pittsburgh, PA 15265	339,694	10.57%
Coghill Capital Management(4) One North Wacker Drive – Suite 4350 Chicago, IL 60606	196,584	6.12%
SC Fundamental Value Fund, L.P. and related entities(5) 420 Lexington Avenue, Suite 2601 New York, NY 10170	195,660	6.09%
Jay Gottlieb(6) 27 Misty Brook Lane New Fairfield, CT 06812	169,170	5.26%
Barington Companies Equity Partners, L.P., Barington Companies Offshore Fund, Ltd. (BVI), Barington Capital Group, L.P., Ramius Securities, LLC, Starboard Value & Opportunity Fund, LLC and James Mitarotonda(7)	529,413	16.47%
James A. Mitarotonda(8)	391,136	12.17%
Steven Berns(9)	22,400	*
Melvyn Brunt(10)	14,000	*
William J. Fox(11)	44,382	1.38%
Stephen Liguori(12)	22,400	*
Michael McManus(13)	23,800	*
All executive officers and directors as a group (6 persons)	518,118	16.12%

___________________

(1)	On February 18, 2004, Lloyd I. Miller III filed an amendment to Schedule 13G pursuant to Rule 13d-1 of the Securities Exchange Act of 1934 with the SEC, reporting combined ownership of 408,446 shares of Common Stock. According to this Schedule 13G/A, Mr. Miller holds sole dispositive and voting power with respect to 68,748 shares of the reported securities as (i) the manager of a limited liability company that is the general partner of a certain limited partnership and (ii) an individual and shared dispositive and voting power with respect to 2,426,398 shares of the reported securities as an advisor to the trustee of certain family trusts.

(2)	On March 16, 2004, Phillip Goldstein filed an amendment to Schedule 13D pursuant to Rule 13d-1 of the Securities Exchange Act of 1934 with the SEC, reporting combined ownership of 377,791 shares of Common Stock.

(3)	On February 10, 2005, PNC Financial Services Group, Inc. filed an amendment to Schedule 13G pursuant to Rule 13d-1 of the Securities Exchange Act of 1934 with the SEC, reporting combined ownership of 339,694 shares of Common Stock as the total owned by three entities, PNC Financial Services Group, Inc., PNC Bancorp, Inc. and PNC Bank, National Association. The total shares of Common Stock reported are held in Trust Accounts created by an Amended and Restated Trust Agreement dated September 20, 1983, in which Lloyd I. Miller, Jr. was Grantor and for which PNC Bank, National Association serves as Trustee.

(4)	On February 16, 2005, Coghill Capital Management, L.L.C. filed a Schedule 13G, pursuant to Rule 13d-1 of the Securities Exchange Act of 1934 with the SEC, reporting combined ownership of 196,584 shares of Common Stock as the total owned.

(5)	On December 6, 2002, SC Fundamental Value Fund and related entities filed a Schedule 13G pursuant to Rule 13d-1 of the Securities Exchange Act of 1934 with the SEC, reporting combined ownership of 1,195,660 shares of Common Stock as the total owned.

(6)	On November 17, 2004, Jay Gottlieb filed a Schedule 13D reporting ownership of 169,170 shares of Common Stock as the total owned.

(7)	On April 14, 2005, Barington Companies Equity Partners, L.P., Barington Companies Investors, LLC, Barington Companies Offshore Fund, Ltd. (BVI), Barington Companies Advisors, LLC, Barington Capital Group, L.P., LNA Capital Corp., James Mitarotonda, Starboard Value & Opportunity Fund, LLC, Admiral Advisors, LLC, Ramius Securities, LLC, Ramius Capital Group, LLC, C4S & Co., LLC, Peter A. Cohen, Morgan B. Stark, Jeffrey M. Solomon and Thomas W. Strauss jointly filed an amendment to Schedule 13D pursuant to Rule l3d-1 of the Securities Exchange Act of 1934 with the SEC, reporting their respective beneficial ownership of shares of Common Stock as follows: Barington Companies Equity Partners, L.P. owns 67,438 shares of Common Stock, Barington Companies Offshore Fund, Ltd. (BVI) owns 71,000 shares of Common Stock, Barington Capital Group, L.P. owns 92,498 shares of Common Stock, Ramius Securities, LLC owns 34,511 shares of Common Stock and Starboard Value & Opportunity Fund, LLC owns 103,766 shares of Common Stock. As a result of changes in Mr. Mitarotonda’s ownership subsequent to the filing of the 13D/A, Mr. Mitarotonda beneficially owns 160,200 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of November 11, 2005. Barington Companies Investors, LLC is the general partner of Barington Companies Equity Partners, L.P. Mr. Mitarotonda is the Managing Member of Barington Companies Investors, LLC, which is the general partner of Barington Companies Equity Partners, L.P. Mr. Mitarotonda is also the sole stockholder and director of LNA Capital Corp, which is the general partner of Barington Capital Group, L.P. Barington Capital Group L.P. is the Managing Member of Barington Companies Advisors, LLC, the investment advisor of Barington Companies Offshore Fund, Ltd. (BVI), which has voting power with respect to the shares owned by Barington Companies Offshore Fund, Ltd. (BVI). Consequently, Mr. Mitarotonda may be deemed to beneficially own all of the shares held by Barington Companies Equity Partners L.P., Barington Companies Offshore Fund, Ltd. (BVI) and Barington Capital Group, L.P. Mr. Mitarotonda disclaims beneficial ownership of any such shares except to the extent of his pecuniary interest therein. The principal business address for each of Barington Companies Equity Partners, L.P., Barington Capital Group, L.P. and Mr. Mitarotonda is 888 Seventh Avenue, 17th Floor, New York, NY 10019. The principal business address for Barington Companies Offshore Fund, Ltd. (BVI) is c/o Bison Financial Services LTD, Bison Court Road Town, Tortola, British Virgin Islands. C4S & Co., LLC is the managing member of Ramius Capital Group, LLC, which is the sole member of each of Admiral Advisors, LLC and Ramius Securities, LLC. Admiral Advisors, LLC is the managing member of Starboard Value & Opportunity Fund, LLC. Accordingly, C4S & Co., LLC, Ramius Capital Group, LLC and Admiral Advisors, LLC each may be deemed to have the power to vote and dispose of the shares owned by Starboard Value & Opportunity Fund, LLC and C4S & Co., LLC and Ramius Capital Group, LLC each may be deemed to have the power to vote and dispose of the shares owned by Ramius Securities, LLC. Messrs. Cohen, Stark, Solomon and Strauss are the managing members of C4S, and, accordingly, each may be deemed to share the power to vote and dispose of the shares owned by Starboard Value & Opportunity Fund, LLC and Ramius Securities, LLC. Messrs. Cohen, Stark, Solomon and Strauss disclaim beneficial ownership of such shares. The address of the principal offices for each of Starboard Value & Opportunity Fund, LLC and Ramius Securities, LLC is 666 Third Avenue, 26th Floor, New York, New York 10017.

(8)	Includes 67,438 shares of Common Stock owned by Barington Companies Equity Partners, L.P., 71,000 shares of Common Stock owned by Barington Companies Offshore Fund, Ltd. (BVI), 92,498 shares of Common Stock owned by Barington Capital Group, L.P. and 160,200 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of November 11, 2005. James A. Mitarotonda is the Managing Member of Barington Companies Investors, LLC, which is the general partner of Barington Companies Equity Partners, L.P. Mr. Mitarotonda is also the sole stockholder and director of LNA Capital Corp, which is the general partner of Barington Capital Group, L.P. Barington Capital Group L.P. is the Managing Member of Barington Companies Advisors, LLC, the investment advisor of Barington Companies Offshore Fund, Ltd. (BVI), which has voting power with respect to the shares owned by Barington Companies Offshore Fund, Ltd. (BVI). Consequently, Mr. Mitarotonda may be deemed to beneficially own all of the shares held by Barington Companies Equity Partners L.P., Barington Companies Offshore Fund, Ltd. (BVI) and Barington Capital Group, L.P. Mr. Mitarotonda disclaims beneficial ownership of such shares, except to the extent of his respective pecuniary interest therein.

(9)	Includes 22,400 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of November 11, 2005.

(10)	Includes 14,000 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of November 11, 2005.

(11)	Includes 44,382 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of November 11, 2005.

(12)	Includes 22,400 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of November 11, 2005.

(13)	Includes 23,800 shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of November 11, 2005.

*	Does not exceed 1%.

Board Meetings and Committees

     During 2004, our Board held a total of six (6) meetings, and all incumbent directors attended at least 75% of the meetings of our Board or the meetings of committees, if any, upon which such directors served. Certain matters approved by our Board were approved by unanimous consent. Our Board has determined that Steven Berns, Stephen Liguori and Michael McManus qualify as independent under the National Association of Securities Dealers’ (“NASD”) listing standards.

     Our Board has three committees: the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee. All Committees are comprised solely of independent directors.

Audit Committee.

     The Audit Committee currently consists of Steven Berns (Chairman), Stephen Liguori and Michael McManus. The Board has determined that each member is “independent” under the NASD's listing standards and the applicable rules of the Securities Exchange Commission (the “SEC”), that each member is “financially literate” under the NASD's listing standards and that Mr. Berns qualifies as an Audit Committee Financial Expert under the applicable rules of the SEC.

     The Audit Committee hires our independent accountants and is charged with the responsibility of overseeing our financial reporting process. In the course of performing its functions, the Audit Committee reviews, with management and the independent accountants, our internal accounting controls, the annual financial statements, the report and recommendations of the independent accountants, the scope of the audit and the qualifications and independence of the auditors. The report of the Audit Committee is set forth later in this Proxy Statement. The Audit Committee held four (4) meetings during 2004. A copy of the Audit Committee charter as adopted by the Board on October 7, 2004 was filed as an exhibit to our 2004 proxy statement and is available upon request to the following address: L Q Corporation, Inc., 888 Seventh Avenue, 17th Floor, New York, NY 10019 Attn: Secretary.

Nominating and Corporate Governance Committee.

     The Nominating and Corporate Governance Committee currently consists of Michael McManus (Chairman) and Steven Berns. The Board has determined that each member is independent under the NASD’s listing standards. The Committee is responsible for identifying individuals who are qualified to become directors, recommending nominees for membership on the Board and committees of the Board, promulgating minimum qualifications that it believes must be met by director nominees, establishing policies for considering director candidates recommended by stockholders, implementing procedures for stockholders in submitting recommendations for director candidates and developing and recommending to the Board corporate governance guidelines.

     The Committee has established the following minimum qualifications for prospective nominees: (1) high accomplishments in his or her respective field, with superior credentials and recognition, (2) if applicable, a demonstrated history of actively contributing at board meetings, (3) high personal and professional integrity, exceptional ability and judgment, and effectiveness, in conjunction with the other nominees to the Board, in serving the long-term interests of the stockholders and (4) sufficient time and availability to devote to the affairs of the Company, particularly in light of the number of boards on which the nominee may serve. In addition, the Committee may consider a variety of other qualities and skills, including whether the nominee has direct experience in the industry or in the markets in which we operate and the definition of independence within the meaning of Rule 4200 of the NASD listing standards. Nominees must also meet any applicable requirements of the U.S. Securities and Exchange Commission's regulations, state law and our charter and by-laws.

     The Committee has established a process for identifying and evaluating nominees for director. The Committee may solicit recommendations from any or all of the following sources: non-management directors, the Chief Executive Officer, other executive officers, third-party search firms or any other source it deems appropriate. The Committee will then, without regard to the source of the initial recommendation of such proposed director candidate, review and evaluate the qualifications of any such proposed director candidate, and conduct inquiries it deems appropriate. Upon identifying individuals qualified to become members of the Board, consistent with the minimum qualifications and other criteria approved by the Board from time to time, and provided that we are not legally required to provide third parties with the ability to nominate individuals for election as a member of the Board, the Committee will then recommend that the Board select the director nominees for election at each annual meeting of stockholders.

     The Committee will consider director candidates recommended by our stockholders. A stockholder wishing to propose a nominee should submit a recommendation in writing to our Secretary at least 120 days before the mailing date for proxy material applicable to the annual meeting for which such nomination is proposed for submission, setting forth, among other things required by the Committee’s charter, (i) the name, age, business address and, if known, residence address of each nominee, (ii) the principal occupation or employment of each such nominee for the past five years, (iii) the consent of the proposed director candidate to be named in the proxy statement relating to our annual meeting of stockholders and to serve as a director if elected at such annual meeting and (iv) any additional information regarding director nominees pursuant to the rules of the SEC. The Committee anticipates that it would use these sources as well as stockholder recommendations to identify candidates in the future.

     The Committee held no meetings during 2004. Copies of the Nominating and Corporate Governance Committee charter and the Corporate Governance Guidelines, each as adopted by the Board on October 7, 2004, were filed as exhibits to our 2004 proxy statement and are available upon request to the following address: L Q Corporation, Inc., 888 Seventh Avenue, 17th Floor, New York, NY 10019 Attn: Secretary.

Compensation Committee.

     The Compensation Committee currently consists of Stephen Liguori (Chairman) and Michael McManus. The Board has determined that each member is independent under the NASD’s listing standards. The Compensation Committee sets the compensation of our Chief Executive Officer and other senior executives, administers our stock option plans and executive compensation programs, determines eligibility for, and awards under, such plans and programs, and makes recommendations to the Board with regard to the adoption of new employee benefit plans, stock option plans and executive compensation plans. The report of the Compensation Committee is set forth later in this Proxy Statement. The Compensation Committee held one (1) meeting during 2004. A copy of the Compensation Committee charter as adopted by the Board on October 7, 2004 was filed as an exhibit to our 2004 proxy statement and is available upon request to the following address: L Q Corporation, Inc., 888 Seventh Avenue, 17th Floor, New York, NY 10019 Attn: Secretary.

Compensation Committee Interlocks and Insider Participation.

     The Compensation Committee is currently composed of independent, non-employee directors. No interlocking relationships exist among our Board, Compensation Committee or executive officers and the Board, Compensation Committee or executive officers of any other company, nor has an interlocking relationship existed in the past.

Code of Business Conduct and Ethics.

     The Company has adopted a Code of Business Conduct and Ethics which applies to directors, officers, senior management and certain other employees of the Company, including its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Business Conduct and Ethics was filed as an exhibit to our 2004 proxy statement. The Company shall provide a copy of its Code of Business Conduct and Ethics to any person without charge, upon request. Requests for a copy of the Code of Business Conduct and Ethics can be made in writing to the following address: L Q Corporation, Inc., 888 Seventh Avenue, 17th Floor, New York, NY 10019 Attn: Secretary.

Communications with Directors.

     The Board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of the Board, or the independent directors as a group, any Board committee or any Chair of any such committee by mail or electronically. To communicate with the Board of Directors, any individual directors or any group or committee of directors, correspondence should be addressed to the Board of Directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to L Q Corporation, Inc., 888 Seventh Avenue, 17th Floor, New York, New York 10019 Attn: Secretary. To communicate with any of our directors electronically, a shareholder should send an email to our Secretary: mbrunt@barington.com.

     All communications received as set forth in the preceding paragraph will be opened by the Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board of Directors will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Company’s Secretary will make sufficient copies (or forward such information in the case of e-mail) of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

     It is the Company’s policy that its directors are invited and encouraged to attend the Annual Meeting. All of our directors were in attendance at the 2004 annual meeting of stockholders. Messrs. Fox, Liguori and Mitarotonda attended in person and Messrs. Berns and McManus attended via teleconference.

Section 16(a) Beneficial Ownership Reporting Compliance.

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file certain reports regarding ownership of, and transactions in, our securities with the SEC. Such officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they file. To our knowledge, based solely on our review of copies of Forms 3, 4, 5 and amendments thereto furnished to us pursuant to Rule 16(a)-(e) with respect to the last fiscal year and any written representations referred to in Item 405(b)(2)(i) of Regulation S-K stating that no report on Form 5 was required for our officers, directors and 10% stockholders, we believe that all reports required to be filed under Section 16(a) have been filed on a timely basis by the foregoing persons for our 2004 fiscal year, except due to administrative oversight, Mr. McManus and Mr. Fox did not timely report their receipt of 4,200 options granted to each of them under the Company’s 1996 Equity Incentive Plan on April 24, 2003.

Executive Compensation

     The following table sets forth the total compensation received for services rendered to us for the years ended December 31, 2004, 2003 and 2002 by the Named Executive Officers. Numbers of securities in this table reflect the reverse-forward stock split which took place on June 7, 2004.

	Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	# Securities Underlying Options/SARs
William J. Fox, Chief Executive Officer (1)	2004 2003 2002	$15,000 — —	— — —	— — —	67,347 — —
James A. Mitarotonda, Chairman and Chief Executive Officer (resigned as Chief Executive Officer in October 2004)	2004 2003 2002	$37,000 $46,487 —	— — —	— — —	— 63,000 —
Seymour Holtzman, Co-Chairman and Co-Chief Executive Officer (resigned as Co-Chairman and Co-Chief Executive Officer in May 2004)	2004 2003 2002	$20,000 $10,000 —	— — —	— — —	— 63,000 —
Melvyn Brunt, Chief Financial Officer	2004 2003 2002	(2) (2) —	— — —	— — —	— 14,000 —

_______________

(1)      Mr. Fox has served as our Chief Executive Officer since October 7, 2004.

(2)      From April 2003 through May 16, 2004, the Company paid Barington Capital Group, L.P. (“Barington”) a monthly fee of $7,290 for certain administrative and accounting services provided by Barington on its behalf, which includes services performed by Mr. Brunt, the Chief Financial Officer of Barington, on behalf of the Company. The Company entered into a new services agreement with Barington dated as of November 18, 2004. Under this agreement, the Company paid Barington $8,000 per month for providing certain administrative, accounting and other services on its behalf in 2004. For more information, see “Certain Relationships and Related Transactions.”

Option Grants in Last Fiscal Year

     The following table provides information relating to stock options awarded to each of the Named Executive Officers during the year ended December 31, 2004. All such options were awarded under our 1996 Equity Incentive Plan. Numbers of securities and exercise prices reflect the reverse-forward stock split which took place on June 7, 2004.

     These options are either incentive stock options or nonqualified stock options. Options are granted at an exercise price equal to the fair market value of our Common Stock, as determined by the Board on the date of grant according to the provisions of the 1996 Equity Incentive Plan.

	Individual Grants

Name	Number of Securities Underlying Options/SARs Granted	Percentage of Total Options/SARs Granted to Employees in Fiscal 2004	Exercise Price	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Options Term(1)

					5%	10%

William Fox	67,347 (2)	55%	$1.82	11/16/14	$77,000	$195,000
James Mitarotonda	56,000 (3)	45%	$1.82	11/16/09	$28,000	$62,000

Total	123,347	100%

(1)	The potential realizable value is calculated based on the term of the option at its time of grant, or 10 years. In accordance with the rules of the SEC, the following table also sets forth the potential realizable value over the term of the options, the period from the grant date to the expiration date, based on assumed rates of stock appreciation of 5% and 10% compounded annually. These amounts do not represent our estimate of future stock price performance. Actual realizable values, if any, of stock options will depend on the future performance of the Common Stock.

(2)	In November 2004, we granted options to purchase 67,347 shares of common stock to William J. Fox. One-third of the options vest on the one year anniversary of the grant date and the remainder vest ratably per month over the next two years.

(3)	In November 2004, we granted options to purchase 56,000 shares of common stock to Barington Capital Group, L.P. ("Barington") pursuant to the Administrative Services Agreement dated as of November 18, 2004. James Mitarotonda is the Chairman of the Board, President and Chief Executive Officer of Barington. The options granted to Barington are immediately exercisable.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year End Option Values

     The following table provides summary information concerning stock options held as of December 31, 2004 by each of the Named Executive Officers. Number of securities and exercise prices reflect the reverse-forward stock split which took place on June 7, 2004. The value of unexercised in-the-money options at fiscal year-end is based on a price per share of $1.79 on December 31, 2004 less the exercise price.

			Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the- Money Options/SARs at Fiscal Year-End(1)

	Shares Acquired on Exercise	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

James Mitarotonda	—	—	177,800 (1)	—	—	—
William Fox	—	—	22,400	65,947	—	—
Melvyn Brunt	—	—	14,000	—	—	—

Total	—	—	214,200	65,947	—	—

_______________

(1)	In May 2004, 63,000 options were transferred to Mr. Mitarotonda from Mr. Holtzman pursuant to the terms of a securities purchase agreement by and among Jewelcor Management, Inc., Seymour Holtzman, Barington Capital Group, L.P., James A. Mitarotonda and Ramius Securities, LLC, dated as of May 13, 2004.

Director Compensation

     In February 2003, our Board approved a plan that provides our non-employee directors with cash compensation of $10,000 upon initial election and on each anniversary of becoming a director during their term of service, and $1,000 per meeting of the Board attended during their term of service. Attendance at Committee meetings will be compensated at the rate of $1,000 per meeting for members and $2,000 per meeting for the chairperson. In 2004, we paid $116,000 for Board and Committee attendance. During the period of 2004, James Mitarotonda received $37,000 and William J. Fox received $30,000 as compensation for their service as directors while they were non-employee directors.

     Non-employee directors are granted a fully vested option to purchase 21,000 shares of common stock upon initial election and a fully vested option to purchase 1,400 shares of common stock on each anniversary of becoming a director during their term of service at an exercise price equal to the fair market value of a share of common stock as of the date of grant.

Employment Contracts, Termination of
Employment and Change-in-Control Arrangements

     None.

Board Compensation Committee Report
on Executive Compensation

     The compensation committee generally believes that the compensation of the executive officers, including that of the Chief Executive Officer (each, an “Executive Officer” and collectively, the “Executive Officers”), should be influenced by our performance. The compensation committee establishes the salaries and bonuses of all of the Executive Officers by considering: (i) our financial performance for the past year; (ii) the achievement of certain objectives related to the particular Executive Officer's area of responsibility; (iii) the salaries and bonuses of Executive Officers in similar positions of comparably-sized companies; and (iv) the relationship between revenue and Executive Officer compensation. No specific weight is given to any of these factors in the evaluation of an executive officer's base salary.

     To contain expenses in 2004, the compensation committee established a salary freeze on all of our employees. In approving the salary of the Company's Chief Executive Officer, the compensation committee generally follows the policies set forth above. However, as the Company does not have an operating business, the Chief Executive Officer was compensated at a level deemed reasonable and appropriate for the services being provided to the Company by the Chief Executive Officer.

     In 2004, the compensation committee did not establish bonus targets for the Executive Officers. In prior years, bonus targets have been equal to either 30% or 50% of base salary. Actual bonus amounts were based on both corporate and individual performance measurements. The corporate performance measurements were based on revenue and operating loss targets. No bonus payouts were made in 2004.

     In addition to salary and bonus, the compensation committee, from time to time, grants options to Executive Officers. The compensation committee views option grants as an important component of its long-term, performance-based compensation philosophy. Since the value of an option bears a direct relationship to our stock price, the compensation committee believes that options motivate Executive Officers to manage us in a manner that will also benefit stockholders. As such, the specific number of stock options granted to an Executive Officer is determined by the committee's perception of relative contributions or anticipated contributions to overall corporate performance. The committee also reviews the total number of options already held by individual executive officers at the time of grant.

     In 2004, we granted options to purchase 67,347 shares of common stock to William J. Fox and 56,000 shares to James Mitarotonda.

     In approving the Chief Executive Officers' salary, the compensation committee generally follows the policies set forth above.

      COMPENSATION COMMITTEE
      OF L Q CORPORATION, INC.

      /s/ Stephen Liguori
      Stephen Liguori, Chairman

      /s/ Michael A. McManus, Jr.
      Michael A. McManus, Jr.

THE FOREGOING COMPENSATION COMMITTEE REPORT SHALL NOT BE DEEMED TO BE “SOLICITING MATERIAL” OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE IT BY REFERENCE INTO SUCH FILING.

Performance Graph

     The following graph compares the cumulative total return to stockholders on our common stock with the cumulative total return of the Nasdaq Stock Market Index-U.S. and a group of former peer issuers selected in good faith and comprised of Intertrust Technologies Corporation (ITRU) and RealNetworks, Inc. (RNWK). The graph assumes that $100 was invested on July 9, 1999, the date of our initial public offering, in our common stock, the Nasdaq Stock Market Index-U.S. and the peer group, including reinvestment of dividends. No dividends have been declared or paid on our common stock. Historic stock price performance is not necessarily indicative of future stock price performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG LQ CORPORATION INC, THE NASDAQ STOCK MARKET (U.S.) INDEX
AND A PEER GROUP

DOLLARS
120
100
80
60
40
20
0
12/99
3/00
6/00
9/00
12/00
3/01
6/01
9/01
12/01
3/02
6/02
9/02
12/02
3/03
6/03
9/03
12/03
3/04
6/04
9/04
12/04
LQ CORPORATION INC
NASDAQ STOCK MARKET (U.S.)
PEER GROUP

* $100 invested on 12/31/99 in stock or index-
including reinvestment of dividends.
Fiscal year ending December 31.

_____________
* $100 invested on July 9, 1999 in stock or index, including reinvestment of dividends. Fiscal year ending December 31.

THE INFORMATION CONTAINED IN THE STOCK PERFORMANCE GRAPH SHALL NOT BE DEEMED TO BE “SOLICITING MATERIAL” OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE IT BY REFERENCE INTO SUCH FILING.

Report of the Audit Committee of the Board

     The Audit Committee is a standing committee of the board of directors and operates under a written charter adopted by the board of directors. Among its other functions, the Audit Committee recommends to the board of directors, subject to stockholder ratification, the selection of independent accountants.

     Management is responsible for the Company’s internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted accounting principles in the United States and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

     During fiscal 2004, at each of its meetings, the Audit Committee met with the senior members of the Company’s financial management team and the independent accountants. The Audit Committee’s agenda is established by the Audit Committee and senior members of the Company’s financial management team. The Audit Committee has reviewed with management and the independent accountants the audited consolidated financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements. Management represented to the Audit Committee that the consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, “Codification of Statements on Auditing Standards, AU §380.”

     The independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Audit Committee discussed with the independent accountants that firm’s independence and considered whether the non-audit services provided by the independent accountants are compatible with maintaining its independence.

     Based on the Audit Committee’s discussion with management and the independent accountants, and the Audit Committee’s review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the board of directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission.

      AUDIT COMMITTEE
      OF L Q CORPORATION, INC.

      /s/ Steven Berns
      Steven Berns, Chairman

      /s/ Michael A. McManus, Jr.
      Michael A. McManus, Jr.

      /s/ Stephen Liguori
      Stephen Liguori

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED TO BE “SOLICITING MATERIAL” OR TO BE FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE IT BY REFERENCE INTO SUCH FILING.

Certain Relationships and
Related Transactions

     In July 2003, we relocated our principal executive offices to 888 Seventh Avenue, 17th Floor, New York, 10019, an office maintained by Barington Capital Group, LP ("Barington"), a limited partnership whose general partner is a corporation of which James Mitarotonda is Chairman, President and Chief Executive Officer. Mr. Mitarotonda is our Chairman and former Chief Executive Officer. William Fox, the President, Chief Executive Officer and a director of the Company, is the Vice Chairman of Barington. From April 2003 through May 16, 2004, we paid Barington a monthly fee of $7,290 for certain administrative and accounting services provided by Barington on our behalf. During the same period, we also paid Jewelcor Management, Inc. ("Jewelcor"), a corporation whose Chairman and Chief Executive Officer is Seymour Holtzman, a fee of $5,000 for certain administrative services provided by Jewelcor on our behalf. Mr. Holtzman is a former Co-Chairman and Co-Chief Executive Officer of the Company. In May 2004, Mr. Holtzman resigned from the Board and Jewelcor ceased to provide administrative services to us. The Board then decided to enter into a new services arrangement with Barington, and it was agreed that all payments for services would be suspended until a new services arrangement was negotiated, although Barington continued to provide services on our behalf. We entered into a new services agreement with Barington dated as of November 18, 2004. Under this agreement, we agreed to pay Barington $8,000 per month for providing certain administrative, accounting and other services on our behalf and a fee of $125 per hour for any legal services provided by Barington at our request. We also agreed that in the event Barington identifies for us at our request a business transaction such as a merger, acquisition or joint venture, and provides us with financial consulting services in connection with such business transaction, we will pay Barington a fee of two percent of the amount of the consideration paid in the transaction. In connection with the agreement, we granted to Barington or its designees stock options to purchase 56,000 shares of our Common Stock. The options are fully exercisable and were granted with an exercise price per share equal to $1.82, the fair market value of our Common Stock on the grant date. The option grant was reported in a Form 4 filed by Mr. Mitarotonda with the SEC on November 18, 2004, pending designation of the stock option recipients among Mr. Mitarotonda and other designees of Barington. On April 14, 2005, Barington designated Mr. Mitarotonda as a recipient of stock options to purchase 37,000 shares of the Common Stock.

     The services agreement with Barington was amended as of January 1, 2005 to, among other things, increase the monthly fee payable by the Company to Barington from $8,000 to $15,000 and increase the hourly fee payable for legal services from $125 per hour to $175 per hour. We believe that the fees payable to Barington are less than those that would be charged in arm's length transactions between unaffiliated third parties.

     We have entered into indemnification agreements with our officers and directors containing provisions which may require us, among other things, to indemnify our officers and directors against certain liabilities that may arise by reason of their status or service as officers or directors (other than liabilities arising from willful misconduct of a culpable nature) and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also intend to execute such agreements with our future directors and executive officers.

Costs and Method of Solicitation

     Proxies may be solicited by mail, advertisement, telephone, via the Internet or in person. Solicitations may be made by directors, officers, investor relations personnel and other employees of the Company, none of whom will receive additional compensation for such solicitations.

     We have retained D.F. King to provide solicitation and advisory services in connection with the proxy solicitation, for which D.F. King is to receive a fee estimated at $5,000, plus reimbursement for its reasonable out-of-pocket expenses and for payments made to brokers and other nominees for their expenses in forwarding soliciting material. D.F. King will distribute proxy materials to beneficial owners and solicit proxies by personal interview, mail, telephone and telegram, and via the Internet, and will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of shares of the Common Stock. We have also agreed to indemnify D.F. King against certain liabilities and expenses.

     Costs incidental to these solicitations of proxies will be borne by us and include expenditures for printing, postage, legal, accounting, public relations, soliciting, advertising and related expenses.

Deadline for Receipt of Stockholder Proposals

     Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in a company’s proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to us in a timely manner.

     The deadline for stockholder proposals to be included in our proxy statement for next year's annual meeting is July 18, 2006 and such proposal must otherwise comply with the requirements of Rule 14a-8. As to stockholder proposals intended to be presented without inclusion in our proxy statement for our next annual meeting, the people named next year as proxies will be entitled to vote as they think best on such proposals unless we have received notice of that matter on or before October 1, 2006. However, even if such notice is timely received, the people named next year as proxies may nevertheless be entitled to vote as they think best on such proposals to the extent permitted by the SEC. All stockholder proposals should be marked for the attention of the Secretary, L Q Corporation, Inc., 888 Seventh Avenue, 17th Floor, New York, NY 10019.

     Our Bylaws establish an advance notice procedure for proposals to be brought by stockholders before an annual meeting. For nominations or other business to be properly brought before an annual meeting by a stockholder, such stockholder must provide notice to the Company by July 18, 2006. Such notice must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. A copy of the full text of the Bylaws provision discussed above may be obtained by writing to our Secretary. All notices of proposals by stockholders, whether or not included in our proxy materials, should be sent to L Q Corporation, Inc., 888 Seventh Avenue, 17th Floor, New York, NY 10019.

Incorporation of Certain Documents By Reference

     Our Annual Report on Form 10-K for the fiscal year ended December 31, 2004, together with the financial statements and financial statement schedules required to be filed with the Annual Report, are incorporated herein by reference.

     All documents filed by us pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act of 1934 subsequent to the date hereof and prior to the date of the Annual Meeting or any adjournment or postponement thereof shall be deemed to be incorporated by reference herein and made a part hereof from the date of the filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of these proxy solicitation materials to the extent that a statement contained herein or in any other document subsequently filed with the SEC which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of these proxy solicitation materials.

     We will provide without charge to each person to whom a copy of these proxy solicitation materials is delivered, upon the written or oral request of such person, a copy of any or all of the documents incorporated by reference herein (not including the exhibits to such documents, unless such exhibits are specifically incorporated by reference in such documents). Requests for such copies should be directed by mail to L Q Corporation, Inc., 888 Seventh Avenue, 17th Floor, New York, NY 10019, Attn: Secretary, or by telephone to (212) 974-5730.

Proposal Two
Ratification of the Appointment of Rothstein, Kass & Company, P.C.
as Independent Accountants

     The Audit Committee of our Board has selected Rothstein, Kass & Company, P.C. (“Rothstein Kass”) as the independent accountants to audit the books, records and accounts of the Company for the current fiscal year ending December 31, 2005, subject to ratification by the stockholders at the Annual Meeting. Rothstein Kass has audited the Company’s financial statements since May 1, 2003. Although stockholder ratification is not required by our Bylaws or any other applicable legal requirement, the Board is submitting the selection of Rothstein Kass to the stockholders for ratification as a matter of good corporate governance. Our Board recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on ratification, our Board may reconsider its selection.

     A representative of Rothstein Kass is expected to be present at the Annual Meeting, will have the opportunity to make a statement and will be available to answer questions from stockholders.

     The Board of Directors unanimously recommends a vote “FOR” ratification of the appointment of Rothstein, Kass & Company, P.C. as the Company’s independent accountants.

     Approval of Proposal Two will require the affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote.

     The table below sets forth the aggregate audit fees, audit-related fees, tax fees and all other fees billed for services rendered by our principal accountants in our fiscal years ended December 31, 2003 and 2004.

Fee Category	Fiscal 2004	Fiscal 2003
Audit Fees(1)	$65,700	$42,500
Audit-Related Fees(2)	—	—
Tax Fees(3)	$19,360	$12,780
All Other Fees(4)	—	—

(1)	Audit Fees. These consist of fees billed for professional services rendered for the audit of our annual financial statements and review of the interim financial statements included in quarterly 10-Q reports and for services normally provided in connection with statutory and regulatory filings.

(2)	Audit-Related Fees. These consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not reported under “Audit Fees.” These services include accounting consultations in connection with acquisitions and consultations concerning financial accounting and reporting standards.

(3)	Tax Fees. These consist of fees billed for professional services for tax compliance, tax advice and tax planning.

(4)	All Other Fees. These consist of other fees not reported in the above categories.

Pre-Approval Policies and Procedures of Audit Committee

     The Audit Committee has responsibility for the appointment, compensation and oversight of the work of the independent accountant. As part of this responsibility, the Audit Committee must pre-approve all permissible services to be performed by the independent accountant.

     The Audit Committee has adopted an auditor pre-approval policy which sets forth the procedures and conditions pursuant to which pre-approval may be given for services performed by the independent auditor. Under the policy, the Committee must give prior approval for all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided. Prior approval need not be given with respect to the provision of non-audit services if certain “de minimis” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. The Audit Committee may delegate to one or more of its members authority to approve a request for pre-approval provided the member reports any approval so given to the Audit Committee at its next scheduled meeting.

Other Matters

     There is no reason to believe that any other business will be presented at the 2005 Annual Meeting; however, if any other business should properly and lawfully come before the 2005 Annual Meeting, the proxies will vote in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

November 15, 2005 New York, New York

PROXY CARD

L Q CORPORATION, INC.
888 Seventh Avenue, 17th Floor
New York, New York 10019
212-974-5730

     The undersigned hereby appoints William J. Fox and Melvyn Brunt, or either of them, as proxies with full powers of substitution, to vote all shares of the Common Stock, par value $0.001 per share, of L Q Corporation, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on December 6, 2005 and at any adjournment thereof, upon the items described in the proxy statement. The undersigned acknowledges receipt of notice of the meeting and the proxy statement.

1. Election of Steven Berns, William J. Fox, Stephen Liguori, Michael A. McManus, Jr. and James A. Mitarotonda as Directors of the Company (PROPOSAL ONE):

FOR	WITHHOLD

Instruction: If you wish to vote for the election of certain of the nominees, but not all of them, check the “FOR” box above and write the name of each such person you do not wish elected in the following space: ________________________________________.

2. Proposal to ratify the appointment of Rothstein, Kass & Company, P.C. as independent accountants of the Company for the fiscal year ending December 31, 2005 (PROPOSAL TWO):

FOR	AGAINST	ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

     This Proxy, when properly executed will be voted as directed herein. If no instructions are given, the shares represented by this proxy will be voted “FOR” the nominees set forth in PROPOSAL ONE and “FOR” PROPOSAL TWO and in the discretion of the proxy holders as to other business.

     Please date and sign this proxy exactly as your name appears hereon.

Date	Signature of Owner

Additional Signature of Joint Owner (if any)

If stock is jointly held, each joint owner should sign. When signing as attorney-in-fact, executor, administrator, trustee, guardian, corporate officer or partner, please give full title.